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                                                                  Exhibit 10.25

This SHARE PURCHASE AGREEMENT is made on the 26th day of July, 2000, between SMTC NOVA SCOTIA COMPANY (the "PURCHASER"), Gary Elwood Walker (the "VENDOR") and SMTC CORPORATION ("SMTC-US").

RECITALS

A. The Vendor is the registered and beneficial owner of 23,092.4669 Class Y Shares (the "TRANSFERRED SHARES").

B. The Vendor wishes to sell, and the Purchaser wishes to purchase, the Transferred Shares as of the Effective Time on the terms and conditions set out in this Agreement.

C. On the date hereof, there are no dividends that have been declared or that, in accordance with the Class Y Share Provisions, should have been declared on the Transferred Shares that have not been paid.

D.  SMTC-US is the sole shareholder of the Purchaser.

FOR VALUE RECEIVED, the parties agree as follows:

1.  DEFINITIONS.

    (a) In this Agreement, the following terms shall have the meanings set out below:

         (i)    CERTIFICATE has the meaning given to it in section 6;

         (ii) CLASS Y SHARE PROVISIONS means the rights, privileges, restrictions and conditions attaching to the Class Y Shares as set out in the Corporation's articles of amalgamation dated August 31, 1994, as amended to the date of this Agreement;

         (iii) CLASS Y SHARES means the Class Y non-voting preferred shares in the capital of the Corporation;

         (iv)   CLOSING means the closing of the Initial Public Offering;

         (v)    CORPORATION means SMTC Manufacturing Corporation of Canada;

         (vi)   EFFECTIVE DATE means the day immediately preceding the Closing;

         (vii)  EFFECTIVE TIME means 11:59 p.m. on the Effective Date;

         (viii) INITIAL PUBLIC OFFERING means the offering of exchangeable shares by the Corporation pursuant to a prospectus dated July 20, 2000 and the offering by SMTC-US of shares of common stock pursuant to a registration statement dated July 20, 2000;
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                                     2                 SHARE PURCHASE AGREEMENT


         (ix)   SHARE PAYMENT has the meaning given to it in section 4;

         (x) SMTC-US means SMTC Corporation, a corporation existing under the laws of Delaware;

         (xi) SMTC-US CLASS L SHARE means one share of Class L common stock, par value US$0.001, of SMTC-US; and

         (xii) TRANSFERRED SHARES has the meaning given to it in recital A above.

    (b) Unless the context indicates otherwise, capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Class Y Share Provisions.

2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, effective as of the Effective Time, the Vendor shall sell to the Purchaser, and the Purchaser shall purchase from the Vendor, the Transferred Shares.

3. PURCHASE PRICE FOR TRANSFERRED SHARES. The purchase price for each Transferred Share shall be an amount equal to, the fair market value of one SMTC-US Class L Share on the business day immediately preceding the Effective Date.

4. SATISFACTION OF PURCHASE PRICE. The Purchaser shall satisfy the purchase price for the Transferred Shares by delivering or causing to be delivered to the Vendor one SMTC-US Class L Share for each Transferred Share (the "SHARE PAYMENT").

5. SMTC-US TO ISSUE SHARES. SMTC-US shall issue on behalf of the Purchaser the shares constituting the Share Payment registered in the name of the Vendor upon receipt of the Vendor's certificate representing his Class Y shares, duly endorsed for transfer to the Purchaser.

6. SECTION 116 CERTIFICATE. Forthwith after the Effective Date, the Vendor shall provide notice to Canada Customs and Revenue Agency of the sale of the Transferred Shares in accordance with subsection 116(3) of the Income Tax Act (Canada) and shall obtain a certificate from Canada Customs and Revenue Agency issued by the Canada Customs and Revenue Agency under subsection 116(4) of the Income Tax Act (Canada) (the "CERTIFICATE").

7. VENDOR'S REPRESENTATIONS. The Vendor represents and warrants to the Purchaser and SMTC-US as follows:

    (a) the Vendor legally and beneficially owns all of the Transferred Shares with a good and marketable title thereto free and clear of any liens, pledges, charges, mortgages, encumbrances and other security interests or claims of others;

    (b) the Vendor has the power and capacity to execute and deliver this Agreement and to perform his obligations hereunder; and
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                                     3                 SHARE PURCHASE AGREEMENT





    (c) this Agreement has been duly and validly executed and delivered by the Vendor and is a valid and legally binding obligation of the Vendor enforceable against him in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors' rights generally and to general principles of equity.

8. PURCHASER'S REPRESENTATIONS. The Purchaser represents and warrants to the Vendor and SMTC-US as follows:

    (a) the Purchaser has the corporate power and capacity to execute and deliver this Agreement and to perform its obligations hereunder;

    (b) the execution and delivery of this Agreement, and the performance by the Purchaser of its obligations hereunder have been duly and validly authorized by it and no other corporate proceedings or approvals on its part or on the part of its directors or shareholders (if necessary) are required to authorize this Agreement; and

    (c) this Agreement has been duly and validly executed and delivered by the Purchaser and is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors' rights generally and to general principles of equity.

9. SMTC-US'S REPRESENTATIONS. SMTC-US represents and warrants to the Vendor and the Purchaser as follows:

    (a) SMTC-US has the corporate power and capacity to execute and deliver this Agreement and to perform its obligations hereunder;

    (b) the execution and delivery of this Agreement, and the performance by SMTC-US of its obligations hereunder have been duly and validly authorized by it and no other corporate proceedings or approvals on its part or on the part of its directors or shareholders (if necessary) are required to authorize this Agreement;

    (c) this Agreement has been duly and validly executed and delivered by SMTC-US and is a valid and legally binding obligation of SMTC-US enforceable against SMTC-US in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors' rights generally and to general principles of equity; and

    (d) the shares constituting the Share Payment, upon issuance in accordance with the terms of this Agreement, shall be duly authorized and validly issued, fully paid and non-assessable shares.
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10.  GENERAL.

    (a) The representations and warranties of the parties contained in this Agreement shall survive the completion of the transactions contemplated by this Agreement.

    (b) Each of the parties shall, from time to time, take or cause to be taken such action and execute and deliver or cause to be executed and delivered to the other such documents and further assurances as may, in the reasonable opinion of the other party, be necessary or advisable to give effect to this Agreement.

    (c)  Time shall be of the essence in this Agreement.

    (d) No party may assign this Agreement without the written consent of the other parties. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

    (e) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and understandings.

    (f)  No provision may be amended or waived except in writing.

    (g) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware and each of the parties hereby irrevocably submits to the jurisdiction of state and federal courts sitting in Delaware.

    (h) Any provision of this Agreement which is invalid or unenforceable shall not affect any other provision and shall be deemed to be severable.

                           - SIGNATURE PAGE FOLLOWS -
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                                     5                 SHARE PURCHASE AGREEMENT



IN WITNESS WHEREOF the parties have duly executed this Agreement.

SMTC CORPORATION                      SMTC NOVA SCOTIA COMPANY



By: /s/ Richard Smith                 By: /s/ Richard Smith
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By: /s/ Paul Walker                   By: Paul Walker
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                                       /s/ Gary Walker
                                       --------------------

                                       GARY ELWOOD WALKER